File Number: 2-79140
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933








                                                                 August 23, 2006

             Important Notice Regarding Change in Investment Policy
                         of Pioneer Mid Cap Growth Fund

                       Supplement to the February 1, 2006
                   Class A, B and C Shares and Class Y Shares
                  Prospectuses for Pioneer Mid Cap Growth Fund

The fund will institute the following investment policy change on November 1, 2006, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of placecountry-regionU.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.


                                                                   19848-00-0806
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC